UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2007

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    33-60032                  62-1518973
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)          Identification Number)


1001 Tillman Street, Memphis, Tennessee                            38112
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2. FINANCIAL INFORMATION.

Item 2.02. Results of Operations and Financial Condition.

On October 22, 2007, Buckeye Technologies Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2007. A copy of the press release is furnished as exhibit 99.1.

SECTION 7. REGULATION FD.

Item 7.01. Regulation FD Disclosure.

The information furnished on exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein. The information presented herein under Item 7.01 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number                                   Description
-------       ------------------------------------------------------------------

 99.1         Press Release of Buckeye Technologies Inc. dated October 22, 2007.
              (furnished)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                                                       BUCKEYE TECHNOLOGIES INC.


                                                       /s/ Steven G. Dean
                                                       -------------------------
                                                       Steven G. Dean
                                                       Senior Vice President and
                                                       Chief Financial Officer
                                                       October 22, 2007